Exhibit 10.10.10

NINTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT

THIS NINTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Ninth Amendment”) is made and entered into as of March 31, 2009 (the “Effective Date”), between US AIRWAYS, INC., a Delaware corporation (“US Airways”), MESA AIRLINES, INC., a Nevada corporation (“Mesa”), AIR MIDWEST, INC., a Kansas corporation (“AM”), and FREEDOM AIRLINES, INC., a Nevada corporation (“Freedom”). Mesa, AM and Freedom are referred to collectively as the “Mesa Group”.

RECITALS:

A.        US Airways and the Mesa Group are parties to that certain Code Share and Revenue Sharing Agreement, dated as of February 1, 2001, as amended by: (1) the First Amendment to Code Share and Revenue Sharing Agreement, dated to be effective April 27, 2001; (2) the Second Amendment to Code Share and Revenue Sharing Agreement, dated as of October 24, 2002; (3) the Third Amendment to Code Share and Revenue Sharing Agreement, dated as of January 29, 2003; (4) the Fourth Amendment to Code Share and Revenue Sharing Agreement and Release, dated as of September 5, 2003; (5) the Fifth Amendment to Code Share and Revenue Agreement, dated as of January 28, 2005; (6) the Sixth Amendment to Code Share and Revenue Sharing Agreement and Settlement Agreement, dated as of July 27, 2005; (7) the Seventh Amendment to Code Share and Revenue Sharing Agreement and Settlement, Assignment and Assumption Agreement; and (8) the Eighth Amendment to Code Share Agreement and Settlement Agreement, dated as of May 12, 2008 (collectively, the “Code Share Agreement”). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement. It is the intent of the parties that this Ninth Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

B.        The Code Share Agreement requires the Mesa Group to provide certain Flight Services and Other Services for US Airways, pursuant to the terms and conditions of the Code Share Agreement.

C.        The Mesa Group and US Airways desire to amend the Code Share Agreement pursuant to the terms and conditions of this Ninth Amendment, to provide for funding of certain costs and expenses arising under or relating to the Code Share Agreement.

NOW, THEREFORE, in consideration of the promises, covenants, representations and warranties hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways and the Mesa Group agree as set forth below:

1.        The parties agree that the Code Share Agreement is amended by adding the following new Section 7.11 (Section 7.10 having been previously added by the Fourth Amendment):

7.11

Advance Payment of Certain Costs, Fees and Payments. Upon execution of this Ninth Amendment, US Airways will pay Mesa a one-time lump-sum payment of $[***], representing an advance payment of the amounts otherwise due from US Airways under the Code Share Agreement (the “Advance”), which Advance will be used by Mesa to pay certain of its costs and expenses arising under or relating to the Code Share Agreement. In exchange for the Advance US Airways will receive a credit of $[***] (together, the “Credits”). In the event that Mesa contests or otherwise challenges or attempts to prevent the timely recoupment of the Credits on the dates specified above, US Airways may, at its option and upon 30 days’ written notice, [***], notwithstanding any provisions of the Code Share Agreement to the contrary. From the date of the Advance until all remaining Credits have been applied hereunder, Mesa shall be and remain in full compliance with its material loan and lease obligations, taken individually or in the aggregate. Upon request from US Airways, Mesa will provide appropriate certification of its compliance with the foregoing provision, and if Mesa is not in compliance with the foregoing provision as of the date any payment from US Airways, such payment will be reduced by the full amount of any Credits not yet applied.

2.        Effect. Except as set forth in this Ninth Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Ninth Amendment.

3.        Counterparts. This Ninth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

4.        Entire Agreement. This Ninth Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[signature page follows]

US AIRWAYS, INC.

By:
Name:
Title:

MESA AIRLINES, INC.

By:
Name:
Title:

FREEDOM AIRLINES, INC.

By:
Name:
Title:

AIR MIDWEST, INC.

By:
Name:
Title:

3